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                                                                   Exhibit 10.31

Executive Staff Fiscal 2003 Bonus Measurements

The fiscal 2003 bonus plan for executive staff will be based on year-over-year improvement in Actuant's Consolidated Combined Management Measure (CMM)

Supporting Definitions:
Consolidated CMM = Operating Profit (before amortization) less Asset Carrying
     Charge of 20% of total debt, shareholders' equity and accumulated amortization of intangible assets

Bonus Targets:
                               0%                100%              250%
                                                 (Target)
                               -------------------------------------------------
Consolidated CMM               $29.1 million     $33.1 million     $41.1 million

                                                                  Proposed Bonus
Name                   Functional Area                             Payout @ 100%
--------------------------------------------------------------------------------
Robert Arzbaecher      Chief Executive Officer                       $ 350,000
Andrew Lampereur       Chief Financial Officer                       $ 112,500
Ralph Keller           Vice President of Operations                  $  82,000
Brian Kobylinski       Vice President of Business Development        $  61,250


Business Unit Leader Fiscal 2003 Bonus Measurements

The fiscal 2003 bonus plan for business unit leaders will be based on year-over-year improvement in Business Unit CMM (80%) and year-over-year improvement in Actuant's CMM (20%).

Supporting Definitions:
Business Unit CMM = Operating Profit (before amortization) less Asset Carrying
     Charge of 20% of Net Assets Employed
Net Assets Employed = Net accounts receivable + net inventory + prepaid assets + net fixed assets + other long-term assets (excluding intangible assets) - accounts payable - accrued current liabilities


Bonus Targets:

Mark Goldstein; Vice President of Gardner Bender-

Gardner Bender CMM          0% payout: Less than or equal to 80% of prior year.
                            100% payout: 10% improvement over prior year
                            250% payout: 50% improvement over prior year

Consolidated CMM            See consolidated CMM scale above.

Bonus payout at 100%        $119,250